UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 24, 2020
KBR, Inc.
(Exact name of registrant as specified in its charter)
Delaware	001-33146	20-4536774
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Jefferson Street, Suite 3400 Houston, Texas		77002
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 753-2000
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading symbol	Name of each exchange on which listed
Common Stock, $0.001 par value	KBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(d) Election of Director.
KBR announced on February 28, 2020, the appointment of Lynn A. Dugle to its Board of Directors effective February 24, 2020.  Ms. Dugle will serve a term expiring at KBR’s 2020 annual meeting of stockholders.  Ms. Dugle has been appointed to serve on the Audit and the Nominating and Corporate Governance Committees of the KBR Board of Directors.
Ms. Dugle is a member of the Board of Directors of State Street Corporation.  She recently served as the chairman, president and chief executive officer of Engility Holdings Inc. prior to its acquisition by Science Applications International Corp. in January 2019.  Prior to her roles at Engility, Ms. Dugle served as the president of Intelligence, Information and Services at Raytheon Company.
There are no related party transactions between KBR and Ms. Dugle that are subject to disclosure under Item 404(a) of Regulation S-K.  The KBR Board of Directors has determined that Ms. Dugle is an “independent” director within the meaning of KBR’s Corporate Governance Guidelines and the rules and regulations of the New York Stock Exchange and an “outside” director within the meaning of section 162(m) of the Internal Revenue Code.  As a non-employee director, Ms. Dugle is entitled to receive the standard compensation arrangements for KBR directors described under “Director Compensation” in KBR’s 2019 Proxy Statement as filed with the Securities and Exchange Commission on April 1, 2019.
The full text of the press release announcing Ms. Dugle’s appointment is attached hereto as Exhibit 99.1.

ITEM 9.01 Financial Statements and Exhibits.
(d) Exhibits.
Exhibit Number	Description
99.1	KBR, Inc. press release dated February 28, 2020, titled, “KBR Appoints Lynn A. Dugle to Board of Directors.”

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KBR, INC.

Date: February 28, 2020	By:	/s/ Adam M. Kramer
	Name: Title:	Adam M. Kramer Vice President, Public Law and Corporate Secretary